UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 24, 2004


                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                     001-16133                  06-1245881
   (State or other          (Commission File Number)        (IRS Employer
    jurisdiction of                                        Identification No.)
    incorporation)


                 1100 Summer Street, Stamford, Connecticut 06905
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changes since last report)




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Item 5. Other Events and Regulation FD Disclosure

     On February 24, 2004, Delicate Systems, Inc. (the "Company") issued a press release relating to a clinical review meeting sponsored by the Company. The Company's press release dated February 24, 2004 is incorporated herein by reference and filed as an exhibit hereto.

Item 7. Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable.

     (c) Exhibits:

        Exhibit                     Description
        -------                     -----------

          99      Press Release dated February 24, 2004 of Delcath Systems, Inc.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DELCATH SYSTEMS, INC.

                                    By:  /s/ M. S. KOLY
                                       ----------------------
                                       M. S. Koly
                                       President and Chief Executive Officer


Date: February 27, 2004


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                                   EXHIBIT INDEX


        Exhibit                     Description
        -------                     -----------

          99      Press Release dated February 24, 2004 of Delcath Systems, Inc.